UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number _811-825_______________________________________________

American Growth Fund, Inc.______________________________________________________________
(Exact name of registrant as specified in charter)

1636 Logan Street, Denver, CO 80203______________________________________________________
(Address of principal executive offices)
(Zip code)
(Name and address of agent for service)

Registrant’s telephone number, including area code: _303-626-0600_____________________________

Date of fiscal year end: _July 31, 2021______________________________________________________

Date of reporting period: _January 31, 2021_________________________________________________

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1).

The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

AMERICAN GROWTH FUND
1636 Logan Street
Denver, Colorado 80203
800.525.2406
303.626.0600
303.626.0614 Fax

Series One
A AMRAX B AMRBX
C AMRCX D AMRGX

American Growth Cannabis Fund
E AMREX

American Growth Fund, Inc. Semi Annual Report

For the Six Months Ended January 31, 2021

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting the Fund at (800) 525-2406, optin@americangrowthfund.com, or by contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (800) 525-2406, optout@americangrowthfund.com, or by contacting your financial intermediary directly. Your election to receive reports in paper will apply to all American Growth Fund, Inc. funds held directly or to all funds held thru your financial intermediary, as applicable.

Table of Contents
American Growth Fund, Inc Series One	3
President’s Letter	4
Statement of Investments	8
American Growth Cannabis Fund	15
President’s Letter	16
Statement of Investments	21
American Growth Fund, Inc. Financial Statements	26
Statement of Assets and Liabilities	26
Statement of Operations	28
Statement of Changes	30
American Growth Fund, Inc. Financial Highlights	32
American Growth Fund, Inc. Series One	32
American Growth Cannabis Fund	36
American Growth Fund, Inc. Notes to Financial Statements	37
Summary of Significant Accounting Policies	37
Shares of Beneficial Interest	39
Realized and Unrealized Gain and Losses on Investments	40
Underwriting, Investment Advisory Contracts, Service Fees and Other Related Parties	41
Federal Income Tax Matters	42
Subsequent Events	42
COVID-19 Virus	43
Review of Affiliated Company’s Expenses	43
Risk (American Growth Cannabis Fund)	43
American Growth Fund, Inc. Analysis of Expenses	44
American Growth Fund, Inc. Hypothetical example for comparison purposes	45
American Growth Fund, Inc. Allocation of Portfolio Assets	46
American Growth Fund, Inc. Notice to Shareholders	47
American Growth Fund, Inc. How to Obtain a Copy of the Fund’s Proxy Voting Records	47
American Growth Fund, Inc. Quarterly Filings on Form N-PORT	47
American Growth Fund, Inc. Information About Trustees and Officers	47
American Growth Fund, Inc. Board Approval of Investment Advisory Agreement	49
American Growth Fund, Inc. Performance Charts	52

American Growth Fund, Inc – Page 2

Dear Shareholders:

We are pleased to deliver to you the American Growth Fund Series One Semi-Annual Report for the six months ended January 31, 2021.

As we write this, we are reminded that approximately one year ago, March 16, 2020, the COVID-19 virus became very real for investors. Right after the opening bell on that day, the S&P 500 dropped 7%, tripping a circuit breaker to halt trading. After it was all said and done that day:

■	The Dow industrials dropped 12.9%, the second biggest percentage loss post WWII (after 19872s 22.6% drop).
■	The S&P 500 dropped 12%, its third biggest percentage loss.
■	The Nasdaq dropped 12.3%, its largest percentage loss ever.

The S&P 500 didn’t reach bottom until after about a week later. However, that combined 34% drop over that time period was relatively short lived and by August 2020 the market had recovered, erasing those losses.1 Please refer below to the chart as published by the New York Times.

While all that was concerning, the important line above is “by August 2020 the market had recovered, erasing those losses.”

When markets have a sudden decline, a common reaction for a lot of investors is to sell their equity investments and raise cash. However, whenever you sell, you risk missing an upswing recovery in the market. You should carefully consider decisions like these; discuss them with your Representative, Advisor, or us, and then make an informed decision.

The upside is that it appears that the country is generally moving forward in dealing with and recovering from COVID-19. While we are not out of the woods yet, businesses both local and around the world have learned how to cope with the pandemic. Lessons have been learned. Multiple vaccines have been

American Growth Fund, Inc – Series One – Page 4

approved, and federal and state governments are actively involved in vaccinating the public. Restaurants and businesses are returning closer to normal, sporting events are beginning to let people attend games, concert tickets are again going on sale. While your Investment Committee is optimistic that the worst is in the past, it is important to stay vigilant.

It is also important to remember that while COVID-19 has certainly dominated the news, it is not the only thing that can affect the stock market. This past election was one of the more turbulent elections in our history, dividing the country, riddled with accusations of voter fraud and news of other countries’ attempting to interfere with our election process. The past administration’s trade war with China as well as China’s crackdown on Hong Kong and allegations of human rights abuses contributed to uncertainty in the markets. 2

Real gross domestic product (GDP) increased at an annual rate of 4.1 percent in the fourth quarter of 2020, according to an estimate released by the Bureau of Economic Analysis. In the third quarter, real GDP increased 33.4 percent. 3

In April 2020, the unemployment rate jumped, as expected, to 14.8 percent but since then has declined to 6.2 percent in February 2021. A far cry from February 2020 when the unemployment rate was 3.5 percent, however, the unemployment rate is trending downward as the country re-opens.4

Investment Committee

The Investment Committee that manages your Fund is made up of two veterans of the securities industry, Mr. Timothy Taggart and Mr. Robert Fleck. Mr. Taggart joined the securities industry in 1985 and is registered as a General Securities Principal, Financial and Operations Principal, Registered

Options Principal and Municipal Securities Principal. Mr. Robert Fleck also joined the securities industry in 1985. He has held a General Securities license and currently is an Investment Advisor Representative.

Investment Strategy

Your Investment Committee uses a fundamental top down approach to manage your portfolio. First, we look at the general economic outlook, then we look at

American Growth Fund, Inc – Series One – Page 5

the industries that we feel have the biggest growth potential in the current and upcoming economies. From that, our objective is to choose the best companies in those industries. Many of these companies are established, large cap (defined as companies with a market capitalization of $5 billion or more) securities many of which are household names that you will probably easily recognize.

Performance Overview

Series One is invested primarily in large cap, growth-oriented domestic common stocks. When you review the portfolio on the following pages you will note that the largest investment sector is Semiconductor Capital Equipment at 11.94% of your portfolio, and the largest security in your portfolio is Teradyne, Inc at $2,411,450 which provides automated test equipment for semiconductors.

Your American Growth Fund Series One Class A Shares delivered you a 7.50% return (this number includes a sales load of 5.75% as well as Fund expenses and change in Market Value), since January 31, 2020 through close of business on January 29, 2021. The Dow Jones Industrial Average posted a gain of 8.55% while the S&P 500 posted a gain of 17.25% for the same time period as listed above.

Top 3 Performing Investments (The three stocks that contributed positively to the return are)

Investment	Industry	Percent Contribution to	Individual
		the Gain on the	Investment
		Portfolio for the six	performance for the
		months ended January	six months ended
		31, 2021	January 31, 2021
Teradyne, Inc	Semiconductor Capital Equipment	28.33%	28.15%
Middleby Corp	Machinery	11.36%	63.40%
Apple	Computer Hardware	7.82%	24.19%

Bottom 3 Performing Investments (The three stocks that contributed positively to the return are)

Investment	Industry	Percent Contribution to	Individual
		the Gain on the	Investment
		Portfolio for the six	performance for the
		months ended January	six months ended
		31, 2021	January 31, 2021

Cisco System	Computer & Peripherals	(2.30)%	(5.35)%

AT&T Inc.	Communication Services	(0.99)%	(6.32)%

Amgen Inc.	Biotechnology	(0.68)%	(1.32)%

American Growth Fund, Inc – Series One – Page 6

The investment sectors that had the most positive influence on your Series One portfolio were Semiconductor Capital Equipment, Machinery and Diversified Company. The investment sectors that had the most adverse effect on your portfolio were Computer & Peripherals, Communication Services, and Biotechnology.

The performance data quoted above is past performance, which does not guarantee future results. Current performance may be lower or higher than the performance data quoted. An investment’s return and principal value will fluctuate such that an investor’s shares, when redeemed, may be worth more or less than their original cost. Additional data, including long-term performance data, can be found on page 54 of this report.

Liquidity

As you are aware, Series One invests primarily in common stocks and securities convertible into common stock. These securities are issued by large companies, and to a lesser extent, small and mid-sized companies. Your Fund generally does not invest in illiquid securities. There are times where the Fund has sold shares of stock in order to pay for certain required services such as the annual audit performed by an independent outside auditor or legal fees. The Fund may also sell shares of stock when orders are placed to redeem shares. When either of these situations happen, your Investment Committee generally will first sell those holdings that they believe are currently, or in the future may, underperform in the market or, alternatively, they may sell holdings in sectors that the committee believes may over-weight that sector when looking at the portfolio as a whole to maintain or improve diversification.

As we stated in our last report, over the next six months we will likely see some more changes in the world. Our Investment Committee will continue to monitor the dollar’s value against the world currencies, COVID-19 and its effects on the markets, U.S. relations with our trade partners, as well as other major world developments that might affect the U.S. economy and the stocks we are invested in.

As we look at these indicators of how our economy is doing, we generally continue to be cautiously optimistic. It is our hope that we will see continued growth in the upcoming months.

My staff and I are always available to discuss your account or answer any questions you may have. Please call our toll-free number, 800 525-2406 or, within Colorado, 303-626-0600. American Growth Fund wishes you A Good Future!

Sincerely,

Timothy E. Taggart President

Investment Committee Member American Growth Fund, Inc.

1. https://www. cnbc.com/2021/03/16/one -year-ago-stocks-dropped -12percent -in-a-single-day-what-investors -have-learned -since-then.html

2.	https://www.cnn.com/2021/03/18/business/us-china-trade-alaska-intl-hnk/index.html
3.	https://www.bea.gov/news/2021/gross-domestic-product-fourth-quarter-and-year-2020-second-estimate
4.	https://data.bls.gov/timeseries/LNS14000000

American Growth Fund, Inc – Series One – Page 7

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
JANUARY 31, 2021 (unaudited)

		Market
Description of Security	Shares	Value

COMMON STOCK

Semiconductor Capital Equipment 11.94%
Teradyne, Inc	21,250	$2,411,450
(The world's largest producer of automated test equipment for semiconductors.)

Diversified Company Industry 11.31%
Chemed Corp	3,545	1,835,956
(Operates two wholly owned subsidiaries: VITAS Healthcare Corp., end of life hospice care, and Roto-Rooter, plumbing and drain cleaning services.)
Honeywell International, Inc.	2,291	447,593
(A Diversified technology and manufacturing company, serving customers worldwide with aerospace products and services, control, sensing and security technologies for buildings, homes, and industry; turbocharges and automotive products; and
specialty chemicals, electronic and advanced materials, and process technology for refining and petrochemicals.)
		2,283,549

Computer Software and Services Industry 9.81%
Fair Isaac Corp*	4,400	1,980,074
(Provides decision-making solutions to clients in the financial services, telecommunications and retail industries.)

Biotechnology Industry 6.86%
Amgen Inc.	4,731	1,142,205
(Utilizes biotechnology to develop human pharmaceutical products.)
Novo Nordisk A/S	3,490	242,904
(Is a healthcare company that is engaged in the discovery, development, manufacturing and marketing of pharmaceutical products. The Company has two business segments: diabetes & obesity care and biopharmaceuticals.)
		1,385,109

Cable TV Industry 6.02%
Charter Communications, Inc *	2,000	1,215,120
(Is a providers of cable services in the United States. The Company offers entertainment, information and communications solutions to residential and commercial customers.)

Railroad 5.39%
Kansas City Southern	5,368	1,087,933
(A holding company that has railroad investments in the U.S., Mexico and Panama.)
*Non-income producing security
See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 8

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
JANUARY 31, 2021 (unaudited)

		Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Online Media 5.05%
Alphabet Inc. Class A*	235	$429,430
(Engaged in improving the ways people connect with information & products including Search, Android, YouTube, Apps, Maps &
Ads. It also produces internet-connected home devices & provides internet services.)
Facebook Inc.*	1,521	392,920
(Operates a social networking website. The Company’s products are Facebook, Instagram, Messenger, WhatsApp, and Oculus.
Its products enable people to connect and share through mobile devices and personal computers.)
Tencent Holdings Ltd. ADR	2,200	196,482
(A Chinese Internet giant with businesses and investments in a large variety of Internet services and contents.)
		1,018,832

Computer & Peripherals Industry 4.51%
Cisco Systems	20,438	911,126
(The leading supplier of high-performance inter-networking products.)

Computer Hardware 4.45%
Apple Inc.	1,704	724,268
(Designs, manufactures, & markets mobile communication & media devices, personal computers, & portable digital music plays, &
sells a variety of related software, services, accessories, networking solutions, & third-party digital content.)

Retail – Apparel & Specialty 3.91%
Amazon*	100	320,620
(is among the world's highest-grossing online retailers, with $281 billion in net sales and roughly $365 billion in estimated physical/digital gross merchandise volume in 2019)
Alibaba Group Holding Ltd*	1,120	284,290
(Is the world's largest online and mobile commerce company which operates China's most-visited online marketplaces.)
Tractor Supply Company	1,300	184,262
(Is the largest operator of retail farm and ranch stores in the United States.)
		789,172

Environmental Industry 3.58%
Waste Management	6,498	723,357
(The largest solid-waste disposal company in North America.)

*Non-income producing security
See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 9

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
JANUARY 31, 2021 (unaudited)

		Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Application Software 3.57%
Microsoft Corporation	3,109	$721,164
(Engaged in designing, manufacturing, selling devices, and online advertising. Its products include operating systems for computing devices, servers, phones and other devices.)

Semiconductor Industry 3.44%
Intel Corp	10,819	600,563
(A leading manufacturer of integrated circuits.)
NVIDIA Corp	180	93,526
(Is a developer of graphics processing unit.)
		694,089

Machinery Industry 3.25%
Middleby Corp*	4,835	656,206
(Develops, manufactures, markets and services equipment used for commercial food cooking, preparation, and processing.)

Transportation and Logistics 1.90%
Old Dominion Freight Line Inc.	945	183,330
(Is the fourth-largest less-than-truckload carrier in the United States, with more than 225 service centers and 6,900-plus tractors.)
Norfolk Southern Corp	620	146,704
(Is a $10.6 billion railroad operating in the Eastern United States. On 21,000 miles of track, Norfolk Southern hauls shipments of coal, intermodal traffic, and a diverse mix of automobile, agriculture, metal, chemical, and forest products.)
JB Hunt Transportation	400	53,864
(Its primary operating segments are intermodal delivery, which uses the Class I rail carriers for the underlying line-haul movement;
dedicated contract services that provide customer-specific fleet needs; and highway brokerage.)
		383,898

*Non-income producing security
See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 10

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
JANUARY 31, 2021 (unaudited)

		Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Home Improvement Stores 1.53%
Home Depot Inc. (The)	1,140	$308,735
(Is a home improvement retailer. Its stores sell an assortment of building materials, home improvement and lawn and garden products and provide a number of services.)

Industrial Products 1.45%
Vestas Wind Systems A/S	2,500	179,750
(Is one of the largest manufacturers of wind turbines in the world )
Eaton Corp PLC	970	114,169
(Provides power-management solutions to diversified industrial customers, including electrical transmission systems, lighting, hydraulics, aerospace fuel systems, and truck and auto powertrain systems.)
		293,919

Farm & Construction Machinery 1.33%
Caterpillar Inc.	1,471	268,958
(Manufacturer of construction and mining equipment, diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives. The Company is also a U.S. exporter.)

Restaurants 1.32%
Starbucks Corporation	2,748	266,034
(A roaster, marketer, & retailer of specialty coffee in the world, operating globally. It sells a variety of coffee & tea products. It sells goods and services under brands including Teavana, Tazo, and Seattle's Best Coffee.)

Chemicals 1.30%
Balchem Corporation	1,575	168,572
(Is engaged in the development, manufacture and marketing of specialty performance ingredients and products for the food, nutritional, feed, pharmaceutical, medical sterilization and industrial markets.)
NewMarket Corp.	241	94,518
(Manufactures and sells petroleum additives used in lubricating oils and fuels to enhance their performance in machinery, vehicles, and other equipment. The petroleum additives market has two products: lubricant additives and fuel additives.)
		263,090

*Non-income producing security
See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 11

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
JANUARY 31, 2021 (unaudited)

		Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Communication Services 1.16%
AT&T Inc.	6,351	$181,829
(Is the second-largest U.S. wireless carrier, serving more than 100 million subscribers, including about 65 million postpaid phone subscribers. The firm also provides fixed-line services, including voice, data, and television services, to consumers and small businesses in 21 states and to larger enterprises worldwide.)
Verizon Communications, Inc.	940	51,465
(Is a provider of communications, information and entertainment products and services to consumers, businesses and governmental agencies.)
		233,294

Insurance (Property and Causality) 1.15%
Selective Insurance Group Inc.	2,088	135,678
(Is a holding company that offers property and casualty insurance products and services in United States.)
Markel Corp*	100	96,948
(Markel Corp is engaged in the business of property and casualty insurance. It focuses primarily on specialty lines, such as executive liability to commercial equine insurance. It also invests in bakery equipment manufacturing and residential homebuilding.)
		232,626

Exchange Traded Funds 0.83%
Krane Shares Bosera MSCI China A	3,550	168,732

Business Services 0.71%
Paychex, Inc.	1,651	144,165
(Is a provider of integrated payroll, human resources, insurance, and benefits outsourcing solutions for small- to medium-sized business in the United States.)

Drug 0.64%
Johnson & Johnson	796	129,851
(Engaged in the research and development, manufacture and sale of products in the health care field within its Consumer,
Pharmaceutical and Medical Devices, and Diagnostic business segments.)

*Non-income producing security
See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 12

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
JANUARY 31, 2021 (unaudited)

		Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Health Care Plans 0.63%
UnitedHealth Group Inc.	380	$126,760
(Is a diversified health care company in the United States.)

Retail Store 0.58%
Dollar Tree, Inc.*	1,145	106,886
(Operates discount variety stores in the United States and Canada. Its stores offer merchandise primarily at the fixed price of
$1.00.)

Health Care Providers 0.21%
HCA Healthcare Inc.	265	43,057
(It operates general acute care hospitals, psychiatric hospitals, and rehabilitation hospitals.)

Total Common Stocks (cost $6,155,675) – 97.83%		$19,756,550

Total Investments, at Market Value (cost $6,155,675)	97.83%	19,756,550
Other Assets, Less Liabilities	2.17%	437,231
Net Assets	100.00%	20,193,781

*Non-income producing security
See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 13

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
JANUARY 31, 2021 (unaudited)

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 14

American Growth Fund, Inc.
American Growth Cannabis Fund

Dear Shareholders:

We are pleased to deliver to you the American Growth Cannabis Fund Semi-Annual Report for the six months ended January 31, 2021.

As you review this report, please keep in mind that last year shareholders voted to further focus our investment strategy in the legal cannabis business which accounted for a higher than normal portfolio turnover. We encourage you to view the section titled Investment Strategy for more information. This follows an earlier change to the Fund, on July 29, 2016 when the Fund switched its Investment Strategy to focus on the budding cannabis business. As a result, the historical financial information and numbers, such as performance and expenses, that by regulation we are required to provide, may not give investors a current, relevant picture of American Growth Cannabis Fund’s financial performance.

It has been almost a decade since Colorado and Washington legalized cannabis. NPR, National Public Radio, released an article on March 16, 2021 which sums up the effects of legalizing cannabis. In that article they state;

*	Legalization didn’t seem to substantially affect crime rates. A study by the CATO Institute finds, "Overall, violent crime has neither nor plummeted in the wake of marijuana legalization",
*	Legalization seems to have little or no effect on traffic accidents and fatalities,
*	Legalization has barely affected the price of marijuana,
*	Legalization has created jobs. In 2020 alone, it created 77,000 jobs. Across the country, there are about 321,000 jobs in the legal marijuana industry, and
*	Legalization may be good for states’ workers’ compensation programs. Evidence suggests that the reason for the decline is that marijuana provides "an additional form of pain management therapy" that reduces use of opioids, which are highly addictive and can be much more debilitating.[1]

Legislation continues to advance with 36 states and the District of Columbia approving medical use of marijuana, according to the National Conference of State Legislatures. Of them,15 states and D.C. have approved recreational use of marijuana. Cannabis entrepreneurs say they have to move quickly and build their brands before full U.S. legalization levels the playing field - a process that many expect to gather steam this year.2 New York governor Andrew Cuomo recently stated "I think this [cannabis legalization] should've been passed years ago," in an afternoon news conference, before adding "we have to get it done.”3

Legislative advancements are not limited to North America. Consider how rapidly Mexico’s stance has changed. The possession of small amounts of marijuana was first decriminalized in 2009, and limited medical use was legalized in 2017. The country published regulations to implement

American Growth Fund, Inc – American Growth Cannabis Fund – Page 16

broad medical marijuana sales early this year, shortly before the recent bill to legalize recreational use. Countries such as Poland, Ukraine and South Africa are moving towards legalization. Even Egypt is rumored to be moving in that direction. 4

Investment Committee

The Investment Committee that manages your Fund is made up of two veterans of the securities industry, Mr. Timothy Taggart and Mr. Robert Fleck. Mr. Taggart joined the securities industry in 1985 and is registered as a General Securities Principal, Financial and Operations Principal, Registered Options Principal and Municipal Securities Principal. Mr. Robert Fleck also joined the securities industry in 1985. He has held a General Securities license and currently is an Investment Advisor Representative.

Investment Strategy

The Fund searches for companies/investments with growth potential that could show faster growth than markets indexes. The Adviser also looks for securities that are considered undervalued or out of favor with investors or are expected to increase in price over time. We use a consistent approach to build the Fund’s security portfolio which is made up primarily of common stocks involved in the legal cannabis and hemp businesses.

The Fund will concentrate (i.e., invest more than 25% of its total assets) in the securities of issuers in the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any

American Growth Fund, Inc – American Growth Cannabis Fund - Page 17

borrowings for investment purposes) in exchange -traded equity securities of companies engaged in legal cannabis and hemp related businesses.

The Fund considers a company to be engaged in the legal cannabis and hemp business if the company derives at least 50% of its revenue from the legal cannabis and hemp industries. The Fund may invest in companies that are listed on exchanges in countries where cannabis is legal, but which have operations in the United States. These companies only supply products and/or perform activities that are legal under applicable national and local laws, including U.S. federal and state laws. For more information on the Investment Strategy, as well as other important information, please visit our website, www.amrexcannabis. com or call us at 800-525-2406 and we will gladly mail you a copy for free.

Performance Overview

Of the top ten stocks that were held in the American Growth Cannabis Fund’s portfolio, most of them contributed to the growth of the Fund. Looking at the portfolio, Medicinal Chemicals & Botanical Products makes up the largest industry of the portfolio at 30.18% and the portfolio’s largest investment, Canopy Growth Corp at $86,150. Canopy Growth Corp Cultivates and sells medicinal and recreational cannabis, and hemp, through a portfolio of brands

Top 3 Performing Investments (The three stocks that contributed positively to the return are)

Investment	Industry	Percent Contribution	Individual
		to the Gain on the	Investment
		Portfolio for the six	performance for the
		months ended	six months ended
		January 31, 2021	January 31, 2021
Tilray, Inc.	Medicinal Chemicals & Botanical Products	29.06%	118.56%
Canopy Growth Corp	Medicinal Chemicals & Botanical Products	28.97%	104.64%
Innovative Industrial Properties, Inc.	Real Estate	21.80%	79.53%

Bottom 3 Performing Investments (The three stocks that contributed positively to the return are)

Investment	Industry	Percent Contribution	Individual
		to the Gain on the	Investment
		Portfolio for the six	performance for the
		months ended	six months ended
		January 31, 2021	January 31, 2021
Neptune Wellness	Pharmaceutical Preparations	(27.87)%	(42.59)%
Namaste Technologies	Retail – Cyclical	(8.34)%	(23.91)%
Aurora Cannabis, Inc.	Medicinal Chemicals & Botanical Products	(6.83)%	(13.95)%

American Growth Fund, Inc – American Growth Cannabis Fund – Page 18

Medicinal Chemicals & Botanical Products, Industrial Products,
and Real Estate all boosted the portfolio’s Market Value while
Pharmaceutical Preparations, Retail – Cyclical, and
Application Software worked against the portfolio’s Market
Return.

Overall, your American Growth Cannabis Fund delivered you a
31.81% return (this number includes a sales load of 5.75% as well as Fund expenses and change in Market Value) since
January 31, 2020 through close of business on January 29,
2021. The Dow Jones Industrial Average posted a gain of
8.55% since January 31, 2020 through close of business on
January 29, 2021 while the S&P 500 posted a gain of 17.25%
since January 31, 2020 through close of business on January
29, 2021.

The performance data quoted above is past performance,
which does not guarantee future results. Current performance may be lower or higher than the performance data quoted. An
investment’s return and principal value will fluctuate such that an investor’s shares, when redeemed, may be worth more or
less than their original cost. Additional data, including long-
term performance data, can be found on page 54 of this report.

Lastly, overall, the United States Marijuana Index and
Canadian Marijuana Index5 tracks the performance of the legal marijuana industry, which includes companies that directly
handle legal marijuana, such as marijuana producers,
processors, distributors, and retailers. It also includes
companies that do not directly handle the plant products, but cater to those who do, as well as to consumers. It is important to remember that past performance does not guarantee future
results.

Liquidity
As you are aware, the American Growth Cannabis Fund
investments are made up primarily of common stocks involved

American Growth Fund, Inc – American Growth Cannabis Fund - Page 19

in the legal cannabis and hemp business. In addition to the principal investment strategy, we may also invest in securities convertible into common stock. Your Fund does purchase Microcap stocks. Microcap stocks are low-priced stocks issued by the smallest of companies. Many microcap companies do not file financial reports with the SEC, so it's hard for investors to get the facts about the company's management, products, services, and finances. Microcap stocks historically have been more volatile and less liquid than the stock of larger companies. Before we purchase a Microcap stock, your Investment Committee considers items such as prior purchases and sales of that equity to help them assess liquidity issues. The Investment Committee also purchases smaller percentages of Microcap stocks to help hedge against illiquidity. In the past six months there were no new instances where a Microcap stock that the Investment Committee purchased, could not be readily sold. There are also times where the Fund has sold shares of stock in order to pay for certain required services such as the annual audit performed by an independent outside auditor or legal fees. The Fund may also sell shares of stock when orders are placed to redeem shares. When either of these situations happen, your Investment Committee generally will first sell those holdings that they believe are currently, or in the future may, underperform in the market or, alternatively, they may sell holdings in sectors that the committee believes may over-weight that sector when looking at the portfolio as a whole to maintain or improve diversification.

As we look at how the cannabis business is trending, we are optimistic and will continue to look for growth opportunities for our shareholders but will remain somewhat guarded, yet optimistic, as the COVID -19 crisis appears to be ending and life begins to resemble, at least partially, what it did prior to the pandemic. It is our opinion that we will see continued growth in the legal cannabis and hemp business in the upcoming months.

My staff and I are always available to discuss your account or answer any questions you may have. Please call our toll-free number, 800 525-2406 or, within Colorado, 303-626-0600. American Growth Fund wishes you A Good Future!

Sincerely,

Timothy E. Taggart
President
Investment Committee Member
American Growth Fund, Inc.

1.	https://www.npr.org/sections/money/2021/03/16/976265525/the-data-on-legalizing-weed
2.	https://www.usnews.com/news/top-news/articles/2021-03-16/cannabis-entrepreneurs-celebrity-investors-light-up-as-legalization-blooms
3.	https://markets.businessinsider.com/news/stocks/cannabis-stocks-governor-cuomo-says-new-york-very-close-legalization-2021-3-1030208018
4.	https://www.bloomberg.com/news/articles/2021-03-14/marijuana-is-going-global-at-a-rapid-pace-cannabis-weekly
5.	https://marijuanaindex.com/

American Growth Fund, Inc – American Growth Cannabis Fund – Page 20

How American Growth Cannabis Fund
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
JANUARY 31, 2021 (unaudited)

		Market
Description of Security	Shares	Value

COMMON STOCK

Medicinal Chemicals & Botanical Products 30.18%
Canopy Growth Corporation*	2,150	$86,150
(Cultivates and sells medicinal and recreational cannabis, and hemp, through a portfolio of brands that include Tweed, Spectrum
Therapeutics, and CraftGrow. Although it primarily operates in Canada, Canopy has distribution and production licenses in more than a dozen countries to drive expansion in global medical cannabis and also holds an option to acquire Acreage Holdings upon
U.S. federal cannabis legalization.)
Tilray Inc.*	4,500	81,450
(Cultivates and sells medical and recreational cannabis through a portfolio of brands that include Canaca, Dubon, and Manitoba
Harvest. The bulk of Tilray's sales are in Canada, but the company also sells CBD Products in the U.S. and exports medical cannabis globally from its production facilities in Canada and Portugal.)
HEXO Corp.*	10,900	69,215
(An award-winning consumer packaged goods cannabis company that creates and distributes innovative products to serve the global cannabis market. Through its hub and spoke business strategy, HEXO Corp is partnering with Fortune 500 companies, bringing its brand value, cannabinoid isolation technology, licensed infrastructure and regulatory expertise to established companies, leveraging their distribution networks and capacity. The Company serves the Canadian adult-use markets under its HEXO Cannabis,
Up Cannabis and Original Stash brands, and the medical market under HEXO medical cannabis.)
Cronos Group Inc.*	6,200	64,170
(Cultivates and sells medicinal and recreational cannabis through its medicinal brand, Peace Naturals, and its two recreational brands, Cove and Spinach. Although it primarily operates in Canada, Cronos exports medical cannabis to Poland and Germany. In addition, it has entered joint ventures in Israel, Colombia, and Australia to drive further international cultivation and distribution growth and acquired Redwood Holdings to sell CBD in the U.S.)
Aurora Cannabis Inc.*	5,700	64,113
(Cultivates and sells medicinal and recreational cannabis through a portfolio of brands that include Aurora, CanniMed, Daily Special,
MedReleaf, and San Rafael '71. Although the company primarily operates in Canada, Auora has expanded internationally through medical cannabis exporting agreements or cultivation facilities in more than 25 countries.)
Aphria Inc *	5,000	60,900
(Produces and sells medicinal and recreational cannabis. The company operates through retail and wholesale channels in Canada and internationally. Aphria is a main distributor of medical cannabis to Germany and has operations in over 10 countries outside of
Canada. However, it does not have exposure to the U.S. CBD or THC markets due to the constraints of federal prohibition.)
Sundial Growers Inc.*	27,000	22,005
(Is engaged in producing and marketing of cannabis for the adult-use market. Some of its products are Lemon Riot, Daydream, Zen
Berry, Twilight, Tropical Bliss, Pillow Talk, Citrus Punch, and others. The company's primary focus is on producing and distributing inhalable products and brands (flower, pre-rolls, and vapes). It operates in two segments: Cannabis segment and Ornamental
Flowers segment. Its Cannabis segment derives majority revenue.))
		448,003
*Non-income producing security
See accompanying notes to financial statements.

American Growth Fund, Inc – American Growth Cannabis Fund - Page 21

How American Growth Cannabis Fund
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
JANUARY 31, 2021 (unaudited)

		Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Pharmaceutical Preparations 14.92%
GW Pharmaceuticals Plc*	520	$79,284
(Engaged in the research, development and commercialization of cannabinoid prescription medicines using botanical extracts derived from the Cannabis Sativa plant.)
Organigram Holdings Inc.*	37,7000	68,991
(Focuses on producing exceptional, indoor-grown cannabis for patients and adult recreational consumers, as well as developing global business partnerships.)
Neptune Wellness Solutions Inc.*	32,100	57,138
(Is a health and wellness products company, with more than 50 years of combined experience in extraction, purification and formulation of value-added differentiated science-based products.)
Emerald Health Therapeutics, Inc *	85,000	14,510
(Is engaged in the production, distribution, and sale of cannabis products in Canada. Its operating segment includes Cannabis and others. The company generates maximum revenue from the Cannabis segment.)
Skye Bioscience Inc.*	21,255	1,594
(Is a biopharmaceutical company engaged in the discovery, development, and the commercialization of cannabis-based therapeutics.)
		221,517

Real Estate 4.90%
Innovative Industrial Properties Inc.	400	74,848
(Is engaged in the acquisitions, ownership, and management of specialized industrial properties leased to state-licensed operators for their regulated medical-use cannabis facilities.)

Biological Products (No Diagnostic Substances) 4.42%
Gilead Sciences, Inc.	1,000	65,600
(Develops and markets therapies to treat life-threatening infectious diseases, with the core of its portfolio focused on HIV and hepatitis B and C. The acquisitions of Corus Pharma, Myogen, CV Therapeutics, Arresto Biosciences, and Calistoga have broadened this focus to include pulmonary and cardiovascular diseases and cancer.)

*Non-income producing security
See accompanying notes to financial statements.

American Growth Fund, Inc – American Growth Cannabis Fund - Page 22

How American Growth Cannabis Fund
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
JANUARY 31, 2021 (unaudited)

		Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Agriculture 4.33%
Scotts Miracle-Gro Company	290	$64,209
(Engaged in the manufacturing, marketing and selling of dry, granular slow-release lawn fertilizers, combination lawn fertilizer and control products, and continuous release garden and indoor plant foods.)

Perfumes, Cosmetics & Other Toilet Preparations 4.13%
cbdMD, Inc*	17,500	61,250
(It owns and operates the consumer hemp-based cannabidiol (CBD) brand, cbdMD.)

Real Estate Investment Trusts 3.85%
Power REIT*	1,515	57,191
(Power REIT is a real-estate investment trust focused on providing long-term real estate solutions to energy and transportation infrastructure asset owners and developers.)

Retail - Building Materials, Hardware, Garden Supply 3.49%
GrowGeneration Corp.*	1,200	51,828
(GrowGeneration Corp operates hydroponic and organic specialty gardening retail outlets in the United States. It sells products including organic nutrients and soil, advanced lighting technology, hydroponic and aquaponics equipment and other products.)

Exchange Traded Funds 1.70%
ETF Managers Alternative Harvest	2,120	40,386

Retail - Cyclical 2.72%
Namaste Technologies*	223,000	40,363
(Is an online platform for cannabis products, accessories, and responsible education. The company's everything cannabis store,
CannMart.com, provides customers with a diverse selection of hand-picked products from a multitude of federally licensed cultivators, all on one convenient site.)

*Non-income producing security
See accompanying notes to financial statements.

American Growth Fund, Inc – American Growth Cannabis Fund - Page 23

How American Growth Cannabis Fund
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
JANUARY 31, 2021 (unaudited)

		Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Drug Manufacturers 0.87%
The Valens Company Inc.*	8,000	$11,280
(Engaged in the research, development and commercialization of cannabinoid prescription medicines using botanical extracts derived from the Cannabis Sativa plant.)
Charlottes Web Holding Inc.*	390	1,568
(Is engaged in the production and distribution of hemp-based cannabidiol (CBD) wellness products. Its product categories include tinctures (liquid product), capsules and topical products.)
		12,848

Total Common Stocks (cost $930,151) – 76.66%		1,138,043

PREFFERED STOCK

Electric Services 4.29%
Tennessee Valley Authority	2,500	$63,675
(Engages in the production and sale of electricity in the United States. It generates power from coal-fired, nuclear, hydroelectric facilities, and combustion turbine and diesel generators.)

National Commercial Banks 4.16%
US Bancorp Del Depository SHS Series M	2,500	61,725
(Is one of the nation's largest regional banks, with branches in well over 20 states, primarily in the Western and Midwestern United
States.)

Total Preferred Stocks (cost $125,849) – 8.45%		125,400

Total Investments, at Market Value (cost $1,056,000)	85.11%	$1,263,443
Other Assets, Less Liabilities	14.89%	220,919
Net Assets	100.00%	$1,484,362

*Non-income producing security
See accompanying notes to financial statements.

American Growth Fund, Inc – American Growth Cannabis Fund - Page 24

How American Growth Cannabis Fund
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
JANUARY 31, 2020

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

See accompanying notes to financial statements.

American Growth Fund, Inc – American Growth Cannabis Fund - Page 25

Financial Statements
AMERICAN GROWTH FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES, JANUARY 31, 2021 (unaudited)

			AMERICAN GROWTH
	SERIES ONE		CANNABIS FUND
ASSETS:
Investments, at market value	$19,756,550	1	$1,263,443	2
Cash	441,007		346,741
Receivables:
Shares of beneficial interest sold	-		72
Securities sold	-		-
Dividends and interest	6,503		3
Prepaid Insurance	24,782		802
Other	36		-
Total assets	20,228,878		1,611,061
LIABILITIES:
Shares of beneficial interest redeemed	289		-
Securities purchased payable	-		125,850
12b-1 fees	16,495		849
Management fee	17,963		-
Other Payables	-		-
Total liabilities	35,097		126,699
NET ASSETS	$20,193,781		$1,484,362
COMPOSITION OF NET ASSETS:
Paid-in capital	$5,448,218		$1,221,294
Distributable earnings (loss)	14,745,563		263,068
Net assets	$20,193,781		$1,484,362

1 Cost of Investments for Series One was $6,155,675.

2 Cost of Investments for American Growth Cannabis Fund was $1,056,000.

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 26

Financial Statements
AMERICAN GROWTH FUND, INC.

NET ASSET VALUE PER SHARE:
Series One - Class A Shares:
Net asset value and redemption price per share (based on net assets of	$7.20
$10,710,963 and 1,487,911 shares of beneficial interest outstanding)
Maximum offering price per share (net asset value plus sales charge of 5.75% of	$7.64
offering price)
Series One - Class B Shares:
Net asset value and redemption price per share (based on net assets of	$5.56
$237,799 and 42,782 shares of beneficial interest outstanding)
Series One - Class C Shares:
Net asset value and redemption price per share (based on net assets of	$5.97
$1,692,588 and 283,622 shares of beneficial interest outstanding)
Series One - Class D Shares:
Net asset value and redemption price per share (based on net assets of	$7.74
$7,552,432 and 976,233 shares of beneficial interest outstanding)
Maximum offering price per share (net asset value plus sales charge of 5.75% of	$8.21
offering price)
American Growth Cannabis Fund - Class E Shares:
Net asset value and redemption price per share (based on net assets of		$4.60
$1,484,362 and 322,631 shares of beneficial interest outstanding)
Maximum offering price per share (net asset value plus sales charge of 5.75% of		$4.88
offering price)

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 27

Financial Statements
AMERICAN GROWTH FUND, INC.
STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JANUARY 31, 2021 (unaudited)

		AMERICAN GROWTH
	SERIES ONE	CANNABIS FUND
INVESTMENT INCOME:
Dividends (Net of Foreign tax withholding of $488 / $- respectively)	$102,403	$3,342
Interest	4	10
Other	-	-
Total investment income	102,407	3,352

EXPENSES:
Investment advisory fees (Note 4)	100,673	4,172
Administration expenses (Note 4)	89,105	3,790
Transfer agent, shareholder servicing and data processing fees	42,048	2,139
Accounting fees (Note 4)	14,443	557
Rent expense (Note 4)	53,074	2,044
Custodian fees	(2,534)	2,157
Professional fees	28,919	1,936
Registration and filing fees (Note 1):	13,639	5,980
Shareholder reports	-	-
Distribution and service fees (Note 4):
Class A	16,326	-
Class B	1,155	-
Class C	8,369	-
Class E	-	1,244
Class F	-	-
Directors fees (Note 4)	16,632	668
D&O / E&O Insurance	21,672	820
Other expenses	30,007	3,622
Total expenses	433,528	29,129
Less fees waived and expenses reimbursed by Advisor	-	(4,172)
Net Expenses	433,528	24,957
Net investment loss	(331,121)	(21,605)

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 28

Financial Statements

AMERICAN GROWTH FUND, INC.

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JANUARY 31, 2021 (unaudited) (continued)

REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS:
Net realized gain (loss) on investments	$916,303	$78,521
Net change in unrealized appreciation (depreciation) on investments	1,324,006	136,757
Net gain (loss) on investments	2,240,309	215,278
Net increase in net assets resulting from operations	$1,909,188	$193,673

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 29

Financial Statements
AMERICAN GROWTH FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

SERIES ONE
	Six months ended	Year Ended
	January 31, 2021	July 31, 2020
	(unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment loss	$(331,121)	$(705,470)
Net realized gain (loss) on investments	916,303	598,911
Net change in unrealized appreciation/depreciation on investments	1,324,006	2,088,502
Net increase (decrease) in net assets resulting from operations	1,909,188	1,981,943

BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets resulting from beneficial interest transactions (Note 2):
Class A	(665,385)	(684,269)
Class B	60,115	(13,556)
Class C	8,487	(146,857)
Class D	37,634	(318,997)
Net change in net assets derived from beneficial interest transactions	559,149	(1,163,679)
Distribution to shareholders from long term capital gains:
Class A	(277,579)	-
Class B	(7,846)	-
Class C	(50,991)	-
Class D	(179,326)	-
Net change in net assets derived from distribution to shareholders from long term capital gains	(515,742)

Total increase (decrease)	834,297	818,264
Net Assets - Beginning of year	19,359,484	18,541,220
Net Assets - End of year[1]	$20,193,781	$19,359,484

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 30

Financial Statements
AMERICAN GROWTH FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (continued)

AMERICAN GROWTH CANNABIS FUND
	Six months ended	Year Ended
	January 31, 2021	July 31, 2020
	(unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment loss	$(21,605)	$(84,259)
Net realized gain (loss) on investments	78,521	99,399
Net change in unrealized appreciation/depreciation on investments	136,757	(95,340)
Net increase (decrease) in net assets resulting from operations	193,673	(80,200)

BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets resulting from beneficial interest transactions (Note 2):
Class E	439,524	(23,088)
Net change in net assets derived from beneficial interest
transactions	439,524	(23,088)
Total increase (decrease)	633,197	(103,288)
Net Assets - Beginning of year	851,165	954,453
Net Assets - End of year[1]	$1,484,362	$851,165

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 31

Financial Highlights
AMERICAN GROWTH FUND, INC.

Series One - Class A
	Six
	Month
	Ended	Year Ended
	January 31	July 31,
	(unaudited)
	2021	2020	2019	2018	2017	2016
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$6.70	$6.02	$5.28	$4.92	$4.40	$4.50
Income gain (loss) from investment operations:
Net investment loss[4]	(0.12)	(0.24)	(0.22)	(0.21)	(0.22)	(0.18)
Net realized and unrealized gain (loss) [4]	0.80	0.92	0.96	0.57	0.74	0.08
Total income gain (loss) from investment operations	0.68	0.68	0.74	0.36	0.52	(0.10)
Distributions:
Long-term capital gains distributions	(0.18)	-	-	-	-	-
Total distributions	(0.18)	-	-	-	-	-
Net Asset Value, End of Period	$7.20	$6.70	$6.02	$5.28	$4.92	$4.40
Total Return at Net Asset Value[1]	10.10%[4]	11.3%	14.0%	7.3%	11.8%	(2.2)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$10,711	$10,614	$10,236	$8,431	$7,777	$6,001
Ratio to average net assets:
Net investment loss[4]	(3.29)%	(3.89)%	(4.10)%	(4.10)%	(4.81)%	(4.33)%
Expenses[4]	4.30%	5.08%	5.44%	5.51%	6.37%	6.13%
Portfolio Turnover Rate[2]	0%	0%	7%	11%	15%	3%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases or sales of Series One portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the six months ended January 31, 2021, aggregated $0 and $1,637,789, respectively.

3. The lesser of purchases or sales of American Growth Cannabis Fund portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the six months ended January 31, 2021, aggregated $612,514 and $169,887, respectively.

4. Per share amounts have been calculated using the Average Shares Method.

5. Legal Fees for the Objective and Name Change for the American Growth Cannabis Fund were $34,956 which attributed to 4.44% of the 11.79% after fee waiver expense ratio.

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 32

Financial Highlights
AMERICAN GROWTH FUND, INC.

Series One - Class B
	Six
	Month
	Ended	Year Ended
	January 31	July 31,
	(unaudited)
	2021	2020	2019	2018	2017	2016
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$5.31	$4.94	$4.48	$4.22	$3.80	$3.92
Income gain (loss) from investment operations:
Net investment loss[4]	(0.18)	(0.37)	(0.34)	(0.33)	(0.22)	(0.18)
Net realized and unrealized gain (loss) [4]	0.61	0.74	0.80	0.59	0.64	0.06
Total income gain (loss) from investment operations	0.43	0.37	0.46	0.26	0.42	(0.12)
Distributions:
Long-term capital gains distributions	(0.18)	-	-	-	-	-
Total distributions	(0.18)	-	-	-	-	-
Net Asset Value, End of Period	$5.56	$5.31	$4.94	$4.48	$4.22	$3.80
Total Return at Net Asset Value[1]	8.3%[4]	7.5%	10.3%	6.2%	11.1%	(3.1)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$238	$167	$169	$170	$150	$145
Ratio to average net assets:
Net investment loss[4]	(4.86)%	(7.49)%	(7.55)%	(7.60)%	(5.51)%	(5.02)%
Expenses[4]	5.65%	8.68%	8.89%	8.95%	7.07%	6.82%
Portfolio Turnover Rate[2]	0%	0%	7%	11%	15%	3%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases or sales of Series One portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the six months ended January 31, 2021, aggregated $0 and $1,637,789, respectively.

3. The lesser of purchases or sales of American Growth Cannabis Fund portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the six months ended January 31, 2021, aggregated $612,514 and $169,887, respectively.

4. Per share amounts have been calculated using the Average Shares Method.

5. Legal Fees for the Objective and Name Change for the American Growth Cannabis Fund were $34,956 which attributed to 4.44% of the 11.79% after fee waiver expense ratio.

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 33

Financial Highlights
AMERICAN GROWTH FUND, INC.

Series One - Class C
	Six
	Month
	Ended	Year Ended
	January 31	July 31,
	(unaudited)
	2021	2020	2019	2018	2017	2016
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$5.62	$5.03	$4.47	$4.20	$3.79	$3.90
Income gain (loss) from investment operations:
Net investment loss[4]	(0.13)	(0.25)	(0.23)	(0.20)	(0.22)	(0.18)
Net realized and unrealized gain (loss) [4]	0.66	0.84	0.79	0.47	0.63	0.07
Total income gain (loss) from investment operations	0.53	0.59	0.56	0.27	0.41	(0.11)
Distributions:
Long-term capital gains distributions	(0.18)	-	-	-	-	-
Total distributions	(0.18)	-	-	-	-	-
Net Asset Value, End of Period	$5.97	$5.62	$5.03	$4.47	$4.20	$3.79
Total Return at Net Asset Value[1]	9.3%[4]	11.7%	12.5%	6.4%	10.8%	(2.8)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,693	$1,589	$1,578	$2,593	$2,720	$2,697
Ratio to average net assets:
Net investment loss[4]	(4.30)%	(4.80)%	(5.05)%	(4.60)%	(5.51)%	(5.02)%
Expenses[4]	5.31%	5.98%	6.41%	5.91%	7.07%	6.82%
Portfolio Turnover Rate[2]	0%	0%	7%	11%	15%	3%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases or sales of Series One portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the six months ended January 31, 2021, aggregated $0 and $1,637,789, respectively.

3. The lesser of purchases or sales of American Growth Cannabis Fund portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the six months ended January 31, 2021, aggregated $612,514 and $169,887, respectively.

4. Per share amounts have been calculated using the Average Shares Method.

5. Legal Fees for the Objective and Name Change for the American Growth Cannabis Fund were $34,956 which attributed to 4.44% of the 11.79% after fee waiver expense ratio.

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 34

Financial Highlights
AMERICAN GROWTH FUND, INC.

Series One - Class D
	Six
	Month
	Ended	Year Ended
	January 31	July 31,
	(unaudited)
	2021	2020	2019	2018	2017	2016
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$7.18	$6.42	$5.61	$5.21	$4.65	$4.74
Income gain (loss) from investment operations:
Net investment loss[4]	(0.11)	(0.23)	(0.21)	(0.19)	(0.22)	(0.18)
Net realized and unrealized gain (loss) [4]	0.85	0.99	1.02	0.59	0.78	0.09
Total income gain (loss) from investment operations	0.76	0.76	0.81	0.40	0.56	(0.09)
Distributions:
Long-term capital gains distributions	(0.18)	-	-	-	-	-
Total distributions	(0.18)	-	-	-	-	-
Net Asset Value, End of Period	$7.74	$7.18	$6.42	$5.61	$5.21	$4.65
Total Return at Net Asset Value[1]	10.2%[4]	11.8%	14.4%	7.7%	12.0%	(1.9)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$7,552	$6,989	$6,558	$6,153	$6,200	$6,087
Ratio to average net assets:
Net investment loss[4]	(2.92)%	(3.49)%	(3.75)%	(3.51)%	(4.51)%	(4.03)%
Expenses[4]	3.93%	4.68%	5.09%	4.83%	6.07%	5.83%
Portfolio Turnover Rate[2]	0%	0%	7%	11%	15%	3%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases or sales of Series One portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the six months ended January 31, 2021, aggregated $0 and $1,637,789, respectively.

3. The lesser of purchases or sales of American Growth Cannabis Fund portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the six months ended January 31, 2021, aggregated $612,514 and $169,887, respectively.

4. Per share amounts have been calculated using the Average Shares Method.

5. Legal Fees for the Objective and Name Change for the American Growth Cannabis Fund were $34,956 which attributed to 4.44% of the 11.79% after fee waiver expense ratio.

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 35

Financial Highlights

AMERICAN GROWTH FUND, INC.

American Growth Cannabis Fund - Class E Six Months Ended

	Six

	Month Ended	Year Ended
	January 31	July 31,
	(unaudited)
	2021	2020	2019	2018	2017	2016
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$3.60	$3.95	$3.85	$4.04	$11.15	$12.28
Income gain (loss) from investment operations:
Net investment loss[4]	(0.10)	(0.36)	(0.36)	(0.58)	(0.64)	(0.78)
Net realized and unrealized gain (loss) [4]	1.10	0.01	0.46	0.39	(0.61)	(0.35)
Total income gain (loss) from investment operations	1.00	(0.35)	0.10	(0.19)	(1.25)	(1.13)
Distributions:
Long-term capital gains distributions	-	-	-	-	(5.73)	-
Return of capital distributions	-	-	-	-	(0.13)	-
Total distributions	-	-	-	-	(5.86)	-
Net Asset Value, End of Period	$4.60	$3.60	$3.95	$3.85	$4.04	$11.15
Total Return at Net Asset Value[1]	23.60%[4]	(8.9)%	2.6%	(4.7)%	(23.8)%	(9.2)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$11,127	$851	$954	$765	$589	$1,225
Ratio to average net assets:
Net investment loss (After Fee Waiver)[4]	(5.01)%	(10.71)%	(8.87)%	(14.30)%	(13.37)%	(7.00)%
Expenses (Before Fee Waiver)[4]	6.76%	12.79%[5]	9.90%	15.15%	14.53%	8.94%
Expenses (After Fee Waiver) [4]	5.79%	11.79%[5]	9.90%	15.15%	14.53%	8.94%
Portfolio Turnover Rate[3]	26%	54%	16%	8%	151%	0%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases or sales of Series One portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the six months ended January 31, 2021, aggregated $0 and $1,637,789, respectively.

3. The lesser of purchases or sales of American Growth Cannabis Fund portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the six months ended January 31, 2021, aggregated $612,514 and $169,887, respectively.

4. Per share amounts have been calculated using the Average Shares Method.

5. Legal Fees for the Objective and Name Change for the American Growth Cannabis Fund were $34,956 which attributed to 4.44% of the 11.79% after fee waiver expense ratio.

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 36

Notes to Financial Statements
American Growth Fund, Inc. (unaudited)

1. Summary of Significant Accounting Policies

American Growth Fund, Inc. Series One ("Series One"), and American Growth Cannabis Fund, formerly American Growth Fund, Inc. – Series Two, are registered under the Investment Company Act of 1940, as amended. Series One is a diversified, open-end management investment company. The American Growth Cannabis Fund is a diversified mutual fund, open-end management mutual fund, focused on the legal cannabis business. Series One and American Growth Cannabis Fund follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies. ” Series One’s and American Growth Cannabis Fund’s primary investment objectives are growth of capital. Series One’s and American Growth Cannabis Fund’s investment advisor is Investment Research Corporation (IRC). Series One offers Class A, Class B, Class C, and Class D shares and American Growth Cannabis Fund offers Class E and Class F shares. Class D shares are available to shareholders of accounts established prior to March 1, 1996. Class A, Class D, and Class E have a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75%. Purchases of Class A, Class D, and Class E shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase. Class B has a maximum deferred sales charge (Contingent Deferred Sales Charge) as a percentage of original purchase price or redemption proceeds, whichever is lower, for the first 2 years of 5%, 3rd & 4th years - 4%, 5th yr. - 3%, 6th yr. - 2%, 7th yr. - 1%. Class C and Class F have a maximum deferred sales charge as a percentage of original purchase price or redemption proceeds, whichever is lower, of 1% for the first year. As of January 31, 2021, there were no shares of Class F outstanding. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan and expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class.

Reclassifications - Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets nor net asset value per share. For the year ended July 31, 2020, the following reclassifications were made:

Series One		American Growth Cannabis Fund
Distributable		Distributable
earnings (loss)	Paid-In Capital	earnings (loss)	Paid-In Capital
$588,523	$(588,523)	$84,259	$(84,259)

Investment Valuation – Investment securities traded on the New York Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deem will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determine the manner of ascertaining the fair market value of other securities and assets.

Allocation of Income, Expenses, Gains and Losses - Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes - No provision for federal income nor excise taxes have been made because the Fund intends to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

Semi-Annual Report for the Six Months Ended January 31, 2021

American Growth Fund, Inc – Page 37

Notes to Financial Statements
American Growth Fund, Inc. (unaudited)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the open tax year 2017-2019 and expected to be taken in the Fund's 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Colorado State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Classification of Distributions to Shareholders - The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Security Transactions and Related Investment Income - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis used for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuations – As described in note 1, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, represent the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

American Growth Fund, Inc – Page 38

Semi-Annual Report for the Six Months Ended January 31, 2021

Notes to Financial Statements American Growth Fund, Inc. (unaudited)

The following is a summary of the inputs used, as of January 31, 2021, in valuing the Fund’s assets carried at fair value:

Series One
Equity	Level 1	Level 2	Level 3	Total
Common Stock	$19,756,550	0	0	$19,756,550
American Growth Cannabis Fund
Equity	Level 1	Level 2	Level 3	Total
Common Stock	$1,263,443	0	0	$1,263,443

The industry classifications of Level 1 investments are included in the Statement of Investments.

There were no transfers in to or out of Level 1 or Level 2 for the six months ended January 31, 2021. Transfers are recognized at the end of the reporting period.

2. Shares of Beneficial Interest

Series One and American Growth Cannabis Fund have authorized an unlimited number of no par value shares of beneficial interest of each class.

Transactions in shares of beneficial interest were as follows:

	For the six months ended			For the year ended
		January 31, 2021		July 31, 2020
		(unaudited)
	Shares	Amount	Shares	Amount
Series One - Class A:
Sold	24,070	168,541	153,869	$1,599,883
Dividends and distributions
Reinvested	32,032	237,354	-	-
Redeemed	(95,299)	(1,071,280)	(271,253)	$(1,128,765)
Net increase (decrease)	(39,197)	(665,385)	(177,384)	$471,118
Series One - Class B:
Sold	10,802	58,457	3,591	41,756
Dividends and distributions
Reinvested	1,126	6,510	-	-
Redeemed	(626)	(4,852)	(6,303)	(59,401)
Net increase (decrease)	11,302	60,115	(2,712)	(17,645)

Semi-Annual Report for the Six Months Ended January 31, 2021

American Growth Fund, Inc – Page 39

Notes to Financial Statements
American Growth Fund, Inc. (unaudited)
Series One - Class C:
Sold	10,852	65,563	40,556	374,792
Dividends and distributions
Reinvested	7,565	46,751	-	-
Redeemed	(17,740)	(103,827)	(71,397)	(1,498,807)
Net decrease	677	8,487	(30,841)	(1,124,015)
Series One - Class D:
Sold	2,635	21,313	637	13,374
Dividends and distributions
Reinvested	21,346	169,486	-	-
Redeemed	(21,017)	(153,165)	(49,470)	(430,204)
Net decrease	2,964	37,634	(48,832)	(416,830)
American Growth Cannabis Fund -
Class E:
Sold	102,406	343,370	75,295	309,675
Dividends and distributions
reinvested	-	-	-	-
Redeemed	(107,381)	(366,458)	(32,595)	(132,356)
Net increase (decrease)	(4,975)	(23,088)	42,700	177,319
American Growth Cannabis Fund -
Class F:
Sold	-	-	-	-
Dividends and distributions
reinvested
Redeemed	-	-	-	-
Net increase (decrease)	-	-	-	-

3. Realized and Unrealized Gains and Losses on Investments (unaudited)

The identified tax cost basis of investments for Series One and American Growth Cannabis Fund at January 31, 2021 was $6,398,612 and $1,056,000, respectively. Net unrealized appreciation on investments for Series One and American Growth Cannabis Fund of $13,357,938 and $207,443, respectively, based on identified tax cost as of January 31, 2021, was comprised of gross appreciation of $13,378,354 and $20,416, respectively, and gross depreciation of $283,840 and $76,397, respectively.

American Growth Fund, Inc – Page 40

Semi-Annual Report for the Six Months Ended January 31, 2021

Notes to Financial Statements American Growth Fund, Inc. (unaudited)

4. Underwriting, Investment Advisory Contracts, Service Fees and Other Related Parties (unaudited)

Under the investment advisory contract with IRC, the advisor receives annual compensation for investment advice, computed and paid monthly, for each of Series One and the American Growth Cannabis Fund equal to 1% of the first $30 million of the respective Fund's average annual net assets and 0.75% such assets in excess of $30 million. Series One and American Growth Cannabis Fund pay their own operating expenses.

A Fee Waiver Agreement for the American Growth Cannabis Fund was executed August 1, 2019 and currently ends July 31, 2021 unless it is extended. It may not be modified or terminated prior to such date without the consent of the board. If the Total Annual Fund Operating Expenses exceed an annual rate of 6.00% of the Fund’s average daily net assets during this period, the Adviser will waive all or a portion of its Management Fee payable with respect to the Fund to the extent of such excess up to the full amount of its Management Fee. The amount of the Adviser’s waiver shall be limited to, and shall not exceed, the maximum amount of the “Adviser’s Fee” that the Adviser is entitled to receive under the Investment Adviser Agreement between the Adviser and the American Growth Fund, Inc., with respect to the Fund, dated August 8, 2013 (the “Advisory Agreement”) . The Adviser is permitted to recapture fees that it has waived for the Fund pursuant to the fee waiver agreement to the extent that a Fund’s expenses in later periods fall below the annual rate set forth in the fee waiver agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) an annual rate of 6.00% of the Fund’s average daily net assets and (ii) the expense cap (if any) in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees more than three years after the date on which the fee were deferred. For the six months ended January 31, 2021 the investment advisor waived $4,172 for the annual compensation for investment advice.

The Advisor may recapture a portion of fees waived above no later than the years as states below:
	July 31, 2024	July 31, 2023	Total
American Growth Cannabis Fund	$4,172	$7,871	$12,043

Class B and Class C shares each are subject to annual service and distribution fees of 1.00% of average daily net assets. Class A shares are subject to annual service and distribution fees no greater than 0.30% of average daily net assets.

Class F shares are subject to annual service and distribution fees of 0.25% and 0.75% of average daily net assets, respectively. Class E shares are subject to annual service and distribution fees no greater than 0.30% of average daily net assets..

For the six months ended January 31, 2021 commissions and sales charges paid by investors on the purchase of Series One and American Growth Cannabis Fund shares to totaled $9,380 and $5,976, respectively, of which $109 and $0, respectively, was retained by World Capital Brokerage, Inc. ("WCB"), an affiliated broker/dealer which serves as the underwriter and distributor of the Series One and American Growth Cannabis Fund. Sales charges advanced to broker/dealers by WCB on sales of Series One Class B and C shares and American Growth Cannabis Fund Class F shares totaled $2,880 and $0, respectively, of which $0 and $0, respectively, was retained by WCB. For the six months ended January 31, 2021, WCB received contingent deferred sales charges of $153 and $0 upon redemption of Class B and C shares and F shares, respectively, as reimbursement for sales commissions advanced by WCB upon the sale of such shares. No payments were made by Series One nor American Growth Cannabis Fund to WCB for brokerage commission on securities transactions.

Certain officers of Series One and American Growth Cannabis Fund are also officers of WCB and IRC. For the six months ended January 31, 2021, Series One and American Growth Cannabis Fund paid directors' fees of $16,632 and $668, respectively, expenses of $0 and $0, respectively, and the audit chair $0 and $0, respectively, for review.

Semi-Annual Report for the Six Months Ended January 31, 2021

American Growth Fund, Inc – Page 41

Notes to Financial Statements American Growth Fund, Inc. (unaudited)

For the six months ended January 31, 2021, under an agreement with IRC, Series One and American Growth Cannabis Fund were charged $89,105 and $3,790, respectively, for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund and $14,443 and $557, respectively, to provide the daily fund accounting services. In addition, Series One and American Growth Cannabis Fund were charged $53,074 and $2,044, respectively, by an affiliated company of IRC for the rental of office space.

5. Federal Income Tax Matters

Dividends paid by Series One and American Growth Cannabis Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Series One and American Growth Cannabis Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.

At July 31, 2020, Series One for federal income tax purposes had no available capital loss carryover.

As of July 31, 2020 American Growth Cannabis Fund had non-expiring capital loss carryovers of $15,838, which maintains its character as short term.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of Series One’s and American Growth Cannabis Fund’s next taxable year.

At July 31, 2020, Series One did not have any post-October losses. American Growth Cannabis Fund did not have any post-October losses. There were no distributions paid during the year ended July 31, 2020 and July 31, 2019 for Series One nor American Growth Cannabis Fund. As of July 31, 2020 the components of accumulated gains (loss) on a tax-basis were as follows:

	Series One	American Growth Cannabis Fund
Capital loss carry forward	$-	$(15,838)
Long Capital Gains	481,964	-
Unrealized appreciation	12,023,290	70,686
Post-October loss	-	-
Total accumulated gain (loss)	$12,505,254	$54,848

6. Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

American Growth Fund, Inc – Page 42

Semi-Annual Report for the Six Months Ended January 31, 2021

Notes to Financial Statements
American Growth Fund, Inc. (unaudited)

In the first quarter of 2021, legal cannabis stocks saw increased volatility driven posts on social media sites. As a result, at least in part, the American Growth Cannabis Fund saw unusual swings in the price of the Fund.

7. COVID -19 Virus

In early 2020, an outbreak of a novel strain of coronavirus (COVID -19) emerged globally. As a result, there have been various mandates from federal, state and local authorities which resulted in an overall decline in economic activity. Some mandates have been eased. The easing of these mandates has varied from state to state. The pandemic has not ended so the ultimate impact of COVID -19 on the financial performance of the Funds’ investments has lessened but continues to not be non-foreseeable at this time. The Investment Committee continues to monitor this event. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

8. Review of Affiliated Company’s Expenses (unaudited) – The Trust’s Audit Committee reviews, on a monthly and quarterly basis, the details of each expense incurred by the Trust in order to determine the appropriateness. These expenses are then presented to the Trust’s Board of Directors for review and approval at the next quarterly Board Meeting.

For the six months ended January 31, 2021 the Trust paid to its affiliated companies, World Capital Brokerage, Inc. $6,035, Investment Research Corporation $113,131, and AGF Properties, Inc. $84,210 for services they provided to the Trust and its shareholders. These payments resulted in these affiliated companies earning profit or losses totaling World Capital Brokerage, Inc. $(58.38), Investment Research Corporation $13,294, and AGF Properties, Inc. $21,778.

9. Risk (American Growth Cannabis Fund) – The American Growth Cannabis Fund concentrates its investments in the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group and is subject to the risks associated with those industries. The value of the Fund’s shares will be affected by factors particular to the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group and related sectors (such as government regulation) and may fluctuate more widely than that of a typical diversified fund.

Health Care Sector Concentration – Due to the concentration in the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry

Group, the fund has a higher than normal concentration in the health care sector. The health care sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by product liability claims, rapid obsolescence, and patent expirations.

Cannabis Industry Risk - The cannabis industry is a very young, fast evolving industry with possible increased exposure to rule changes, changes in laws, increasing regulations, increasing competition which may cause businesses to suddenly close or businesses to shrink as well as the possibility that a company currently operating legally may suddenly find itself exposed to illegal activities. The Fund invests mainly in over the counter securities.

For more details on the risks of investing, please refer to the Fund’s Prospectus/Statement of Additional Information available at www.americangrowthfund. com or by calling 800-525-2406.

Semi-Annual Report for the Six Months Ended January 31, 2021

American Growth Fund, Inc – Page 43

Analysis of Expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A, D, and E shares or contingent deferred sales charges ("CDSC") with respect to Class B, C, and F shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The tables below are based on an investment of $1,000 invested on August 1, 2020 and held for the six months ended January 31, 2021.

Actual expenses (unaudited)

This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period" .

For the six months ended January 31, 2021 (August 1, 2020 to January 31, 2021)

	Actual Total
	Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid Expenses
	Sales Charges	Value	Value	The Period(2)
Class A	10.10%	$1,000.00	$1,038.33	$43.55
Class B	8.30%	$1,000.00	$1,081.08	$59.16
Class C	9.30%	$1,000.00	$1,094.55	$56.41
Class D	10.20%	$1,000.00	$1,039.76	$39.93
Class E	23.60%	$1,000.00	$1,204.31	$69.73

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, D or E shares or the applicable Contingent Deferred Sales Charges ("CDSC") with respect to Class B, C, or F Shares.

(2) Expenses are equal to the annualized expense ratio (after fee waivers) of 4.30%, 5.65%, 5.31%, 3.93% and 5.79% for the Fund’s Class A, B, C, D, and E shares, respectively, multiplied by the average account value over the period multiplied by 184/366 (to reflect a year period) .

American Growth Fund, Inc – Page 44

Semi-Annual Report for the Six Months Ended January 31, 2021

Hypothetical example for comparison purposes (unaudited)

The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance nor expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class B and C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

For the six months ended January 31, 2021 (August 1, 2020 to January 31, 2021)

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid Expenses
	Return	Value	Value	The Period(2)
Class A	5.00%	$1,000.00	$1,015.24	$43.66
Class B	5.00%	$1,000.00	$1,084.96	$61.30
Class C	5.00%	$1,000.00	$1,081.71	$57.44
Class D	5.00%	$1,000.00	$1,012.89	$39.81
Class E	5.00%	$1,000.00	$989.63	$57.30

(2) Expenses are equal to the annualized expense ratio (after fee waivers) of 4.30%, 5.65%, 5.31%, 3.93% and 5.79% for the Fund’s Class A, B, C, D, and E shares, respectively, multiplied by the average account value over the period multiplied by 184/366 (to reflect a year period) .

Semi-Annual Report for the Six Months Ended January 31, 2021

American Growth Fund, Inc – Page 45

Allocation of Portfolio Assets (unaudited)
(Calculated as a percentage of Net Assets)

January 31, 2021
Series One		American Growth Cannabis Fund
Industry Breakdown		Industry Breakdown
Semiconductor Capital Equipment	11.94%	Medicinal Chemicals & Botanical Products	30.18%
Diversified Company	11.31%	Pharmaceutical Preparations	14.92%
Computer Software and Services	9.81%	Real Estate	5.04%
Biotechnology	6.86%	Biological Products (No Diagnostic Substances)	4.42%
Cable TV	6.02%	Agriculture Chemicals	4.33%
Railroad	5.39%	Electric Services	4.29%
Online Media	5.05%	National Commercial Banks	4.16%
Computer & Peripherals	4.51%	Perfumes, Cosmetics & Other Toilet Preparations	4.13%
Computer Hardware	4.45%	Real Estate Investment Trusts	3.85%
		Retail - Building Materials, Hardware, Garden
Retail - Apparel & Specialty	3.91%	Supply	3.49%
Environmental	3.58%	Retail - Cyclical	2.72%
Application Software	3.57%	Exchange Traded Funds	2.72%
Semiconductor	3.44%	Drug Manufacturers	0.87%
Machinery	3.25%
Transportation and Logistics	1.90%
Home Improvement Stores	1.53%
Industrial Products	1.45%
Farm & Construction Machinery	1.33%
Restaurants	1.32%
Chemicals	1.30%
Communication Services	1.16%
Insurance (Property and Causality)	1.15%
Exchange Traded Funds	0.83%
Business Services	0.71%
Drug	0.64%
Health Care Plans	0.63%
Retail Store	0.58%
Health Care Providers	0.21%

Total Investments	97.83%	Total Investments	85.12%
Cash and Receivables, less Liabilities	2.17%	Cash and Receivables, less Liabilities	14.88%
Total Net Assets	100.00%	Total Net Assets	100.00%

American Growth Fund, Inc – Page 46

Semi-Annual Report for the Six Months Ended January 31, 2021

NOTICE TO SHAREHOLDERS AT JULY 31, 2020 (UNAUDITED)

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2020

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-800-525-2406. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www. sec.gov.

Quarterly Filings on Form N-PORT

Each Fund files form N-PORT on a quarterly basis which contains information on each Fund’s portfolio holdings. Each Fund’s Forms N-PORT and Form N-Q are available on the SEC’s website at http://www. sec.gov. Each Fund’s Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in each Fund’s Forms N-PORT are also available by calling 1-800-525-2406.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

The day-to-day operations of the Fund are managed by its officers, subject to the overall supervision and control of the board of directors. The Fund´s Audit Committee meets quarterly and is responsible for reviewing the financial statements of the Fund.

The following information about the interested directors 2 of the Fund includes their principal occupations for the past five years:

Semi-Annual Report for the Six Months Ended January 31, 2021

American Growth Fund, Inc – Page 47

The following information about the non-interested directors, officers and advisors of the Fund includes their principal occupations for the past five years:

1. Trustees and officers of the fund serve until their resignation, removal or retirement.

2. Timothy Taggart is an "interested person” of the Fund as defined by the Investment Company Act of 1940 because of the following position which he holds.

Timothy Taggart is the sole shareholder, president and a director of Investment Research Corporation. He is also president and a director of World Capital Brokerage, Inc., the Distributor.

None of the above named persons received any retirement benefits or other form of deferred compensation from the Fund. There are no other funds that together with the Fund constitute a Fund Complex.

The Fund's Statement of Additional Information includes additional information about the Fund's trustees, and is available without charge upon request by calling 1-800-525-2406.

American Growth Fund, Inc – Page 48

Semi-Annual Report for the Six Months Ended January 31, 2021

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Meeting of the Board of Directors Held on November 16, 2020

At a special meeting of the Board of Directors (the “Board”) held via video conference on November 16, 2020 (the “meeting”), the Board, assisted by legal counsel representing the American Growth Fund, Inc. and the Independent Directors, including a majority of the Directors who are not interested persons of the Board (the “Independent Directors”), considered the approval for another year of the investment advisory agreement (the “Agreement”) between Investment Research Corporation (the “Adviser”) and the Trust for Series One and American Growth Cannabis Fund (each, in this section, a “Fund”) .

In connection with its review and approval of the Agreement for another year at the Meeting, the Independent Directors participating considered materials furnished by the Adviser, including information about, but not limited to, the Adviser’s personnel, operations and financial condition. The Independent Directors also submitted questions to the Adviser prior to the Meeting. At the Meeting, representatives from the Adviser, presented information to the Board regarding the Adviser and each Fund, discussed with the Independent Directors all information provided, and responded to questions from the Board.

Matters considered by the Board, including the Independent Directors, at the Meeting in connection with its re-approval of the Agreement included the following:

Performance. The Board reviewed each Fund’s investment performance reports, which compared the performance of each Fund with several other mutual funds with generally similar investment strategies, at least in part, over various time periods, as well as with relevant benchmarks, and discussed these reports with representatives of the Adviser. The Board considered each Fund’s comparative performance over short-term and longer-term time periods, noting that Series One underperformed its peer group average performance over the one-year, five-year and ten-year periods, but showed acceptable growth. The Board noted the specialized nature of investments in the American Growth Cannabis Fund and the difficulty of obtaining comparable peer data in its specific focus.

Costs of Services and Profitability. The Board reviewed and considered the contractual annual advisory fee paid by each Fund to the Adviser, in light of the extent and quality of the advisory services provided by the Adviser to each Fund. The Board received and considered information including a comparison of each Fund’s contractual advisory fee rate with those of peer funds. The Board also reviewed and considered the total expense ratio for each Fund, alongside comparative total expense ratio information for peer funds. In doing so, the Board also considered the relative size of each Fund compared to the peer funds.

Semi-Annual Report for the Six Months Ended January 31, 2021

American Growth Fund, Inc – Page 49

In addition, the Board, including the Independent Directors, specifically considered the profits realized by the Adviser and its affiliates, based in part on the Adviser financial information presented at the meeting and information regarding amounts paid to the Adviser and its affiliates. The Board also reviewed "fall out" benefits realized by the Adviser and its affiliates arising from its relationship with the Trust, and the profitability of each Fund to the Adviser and its affiliates.

The Board noted that the Trust entered into a fee waiver agreement for American Growth Cannabis Fund with the Adviser. The Board took into account the fee waiver agreement and the benefits thereof to shareholders, and determined to continue to closely monitor expenses and assess additional measures to reduce fund expenses.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement. The Board received and considered information regarding the nature, extent, and quality of services provided to each Fund under the Agreement. The Trustees reviewed certain background materials supplied by the Adviser in its presentation, including its Form ADV.

The Board reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by the Adviser and its affiliated entities. The Board also reviewed the research and decision -making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, and policies of each Fund.

The Board considered the background and experience of the Adviser’s management in connection with each Fund, including reviewing the qualifications, backgrounds, and responsibilities of the parties primarily responsible for the day-to-day portfolio management of each Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

Economies of Scale. After discussion, it was the consensus of the Board and the Independent Directors that neither Fund had not reached an asset level where any material economies of scale were being realized by the Adviser that could be shared with the Fund. The Board discussed the economies of scale for each Fund and the fact that while economies of scale is not something that can be applied to each Fund now given the small asset bases, it would be revisited at a later date.

Other Benefits to the Adviser. The Board reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with each Fund.

In reviewing the factors above, the Board concluded that no single factor was identified by the Directors to be determinative as the principal factor in whether to renew the Agreement. The Board concluded that:

(1) The nature and quality of services provided to each Fund and its shareholders by IRC were reasonable and adequate;

(2) The profitability of IRC and its affiliates from their relationships with each Fund was not unreasonable with respect to each Fund;

American Growth Fund, Inc – Page 50

Semi-Annual Report for the Six Months Ended January 31, 2021

(3) There were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with each Fund;

(4) Performance of each Fund as addressed above; The Board considered substantive information which was discussed in length at the meeting regarding the lag in performance of Series One, as well as, measures aimed at improving performance; and

(5) Each Fund’s contractual advisory fee rate was within an acceptable range of the median for peer funds; The Board noted that while each Fund’s total expense ratio was generally greater than the median for peer funds, this could be attributed in part to the disparities in relative fund size;

The Directors gave consideration to the circumstances, which positively affected its decision to reapprove the Investment Advisory Agreement.

Based on the Board’s’ deliberations and their evaluation of the information described above, the Directors, including all of the Independent Directors, concluded that the Adviser’s compensation for investment advisory services is consistent with the best interests of its shareholders and accordingly approved continuation of the Investment Advisory Agreement for an additional period.

Semi-Annual Report for the Six Months Ended January 31, 2021

American Growth Fund, Inc – Page 51

PERFORMANCE CHARTS (unaudited)

The following charts compare the change in value of a $10,000 investment in the American Growth Fund versus the Standard and Poors 500. Returns reflect a sales load for Class A, D, and E while Class B and C are without a sales load.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Indices are unmanaged and generally do not reflect deductions for management fees. You cannot invest directly in an index. Current performance data to the most recent month end can be obtained by calling 1-800-525-2406.

*Includes a 5.75% sales charge based on a $10,000 initial purchase.
^Includes conversion to A Shares after 7 years.

American Growth Fund, Inc – Page 52

Semi-Annual Report for the Six Months Ended January 31, 2021

American Growth Cannabis Fund

*Includes a 5.75% sales charge based on a $10,000 initial purchase.

Semi-Annual Report for the Six Months Ended January 31, 2021

American Growth Fund, Inc – Page 53

On 3/1/96, Series One adopted a multi-class distribution arrangement to issue additional classes of shares, designated as Class A, Class B and Class C shares. Shares existing prior to 3/1/96 became Class D shares. Class A and Class D shares are subject to a maximum front-end sales charge of 5.75%, Class B shares are subject to a maximum contingent deferred sales charge of 5% and Class C shares are subject to a 1% contingent deferred sales charge within the first year of purchase. The Fund may incur 12b-1 expenses up to an annual maximum of .30 of 1% on its average daily net assets of its Class A shares, 1% of its average daily net assets of its Class B shares, and 1% of its average daily net assets of its Class C shares. Class D shares have no 12b-1 fees. Performance figures for Class D shares include the 5.75% initial sales charge and assume the reinvestment of income dividends and capital gain distributions.

On 2/23/2011, American Growth Fund introduced a new Series consisting of Class E shares. Class E shares are subject to a maximum front-end sales charge of 5.75%. The Fund may incur 12b-1 expenses up to an annual maximum of .30 of 1% on its average daily net assets of its Class E shares.

Performance quoted for the period ending 1/31/2021 represents past performance and cannot be used to predict future results. The investment return and principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than their original cost. This material must be preceded or accompanied by a current prospectus. If you have not received, or need a current prospectus, please feel free to call for one at 1-800-525-2406. Please read the prospectus carefully before investing. For current performance figures please call 1-800-525-2406.

			5 years	10 years
Series One (unaudited)	1	year	annualized	annualized
Class D without load	14.00%		13.92%	10.92%
Class D with load*	7.50%		12.59%	10.27%
Class A without load	13.75%		13.55%	10.54%
Class A with load*	7.15%		12.21%	9.87%
Class B without load	5.00%		10.85%	8.97%[1]
Class C without load	13.49%		12.72%	9.78%[2]

			5 years	Since Inception
American Growth Cannabis Fund	1	year	annualized	annualized (February 23, 2011)

Class E without load	39.82%		(2.12)%	(0.33)%
Class E with load*	31.81%		(3.28)%	(0.92)%
*Includes a 5.75% sales charge based on a $10,000 initial purchase.
1 Includes the B Share to A Share conversion after 7 years.
2 Includes the C Share to A Share conversion after 7 years.

TRANSFER AGENT: Fund Services, Inc., 8730 Stony Point Parkway, Stony Point Bldg. III - Suite # 205, Richmond, Va. 23235 CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106

RETIREMENT PLAN CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102 LEGAL COUNSEL: K&L Gates LLP, 1601 K St NW, Washington, DC 20006

UNDERWRITER/DISTRIBUTOR: World Capital Brokerage, Inc., 1636 Logan Street, Denver, CO 80203

OFFICERS AND DIRECTORS
Timothy E Taggart	President and Director
Eddie R Bush	Director
Darrell E. Bush	Director
Patricia A Blum	Vice President
Michael L Gaughan	Chief Compliance Officer
And Corporate Secretary

INVESTMENT ADVISORS

Investment Research Corporation
1636 Logan Street
Denver, CO 80203

OFFICERS AND DIRECTORS
Timothy E. Taggart
President, Treasurer, and
and Corporate Secretary
Director

Michael L. Gaughan
Vice President, Secretary
and Director

Patricia A. Blum
Vice President

03/26/2021

American Growth Fund, Inc – Page 54

ITEM 2 – Code of Ethics

The Fund has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Fund undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Growth Fund, Inc. at 800-525-2406 or to 1636 Logan Street, Denver, CO 80203.

ITEM 3 – Audit Committee Financial Expert

The Fund’s board has determined that Eddie R. Bush, CPA, a member of the Fund’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Fund’s financial statements and condition.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies

Not applicable to this Fund, insofar as the Fund is not a closed end management investment company.

ITEM 8 – Portfolio Managers of Closed End Management Investment Companies

Not applicable to this Fund, insofar as the Fund is not a closed end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed End Management Investment Company and Affiliated Purchasers

Not applicable to this Fund, insofar as the Fund is not a closed end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Directors.

ITEM 11 – Controls and Procedures

(a) The Fund’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Fund’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed

Annual Report for the Year Ended July 31, 2019

American Growth Fund, Inc – Page 55

to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a 3(d) under the Investment Company Act of 1940) that occurred during the Fund’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to this Fund, insofar as the Fund is not a closed end management investment company.

ITEM 13 – Exhibits

(a)(1) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2) The certifications required by Rule 30a 2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN GROWTH FUND, INC.

By/s/Timothy E. Taggart
Timothy E Taggart, President
Principal Executive and Principal Financial Officer
Date: March 31, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By /s/Timothy E. Taggart
Timothy E. Taggart, President
Principal Executive and Principal Financial Officer
Date: March 31, 2021

American Growth Fund, Inc – Page 56